UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of Report (Date of earliest event reported)	July 26, 2005

OSTEOTECH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19278	13-3357370

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 James Way, Eatontown, New Jersey	07724

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 542-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.02. Results of Operations and Financial Condition

On July 26, 2005, we issued a press release announcing our second quarter 2005 revenues and net income. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished herewith pursuant to Item 9.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Osteotech, Inc. dated July 26, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005

OSTEOTECH, INC.
                     (Registrant)

By:   /s/ Michael J. Jeffries
         ——————————————
         Michael J. Jeffries
         Executive Vice President,
         Chief Financial Officer
         (Principal Financial Officer
and Principal Accounting Officer)